Exhibit 99.1

CALIFORNIA STEEL INDUSTRIES, INC.

LETTER OF TRANSMITTAL FOR THE

OFFER TO EXCHANGE

Unregistered 6 1/8% Senior Notes due 2014

($150,000,000 aggregate principal amount outstanding issued March 22, 2004)

for up to

$150,000,000 aggregate principal amount of 6 1/8% Senior Notes due 2014

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                    ], 2004 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION.

TENDERS OF UNREGISTERED SENIOR NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to:

U.S. Bank

Corporate Trust Services

P.O. Box 64111

St. Paul, MN 55164-0111

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to exchange agent as set forth above (the “Exchange Agent”), will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he or she has received the Prospectus dated [                    ], 2004 (the “Prospectus”), of California Steel Industries, Inc. (“CSI”) and this letter of transmittal and the instructions hereto (the “Letter of Transmittal”), which together constitute CSI’s offer (the “Exchange Offer”) to exchange up to $150,000,000 aggregate principal amount of 6 1/8% senior notes due 2014, which are registered under the Securities Act of 1933, for any and all outstanding unregistered 6 1/8% senior notes due 2014 issued on March 22, 2004, pursuant to a Registration Statement of which the Prospectus is a part.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on [                    ], 2004, unless CSI, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered 6 1/8% senior notes due 2014, we will refer to them as the “unregistered notes.” Whenever we refer to the registered 6 1/8% senior notes due 2014, we will refer to them as the “exchange notes.” All other terms used but not defined herein have the meaning given to them in the Prospectus.

This Letter of Transmittal is to be used if (1) certificates representing unregistered notes are to be physically delivered to the Exchange Agent by Holders (as defined below), (2) the unregistered notes are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under “The Exchange Offer-Book-Entry Transfer” or (3) tender of the unregistered notes is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer-Guaranteed Delivery Procedures.” Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (“DTC”) DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “Holder” as used herein means any person in whose name unregistered notes are registered on the books of CSI or any other person who has obtained a properly completed bond power from the registered holder.

Any Holder of unregistered notes who wishes to tender his, her or its unregistered notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its unregistered notes, or (b) if a tender of unregistered notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer, including the delivery of an Agent’s Message (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

Holders of unregistered notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date must tender their unregistered notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer-Guaranteed Delivery Procedures” in the Prospectus. (See Instruction 1.)

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the unregistered notes validly tendered and not withdrawn and the issuance of the exchange notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, CSI shall be deemed to have accepted for exchange validly tendered unregistered notes when, as and if CSI has given written notice thereof to the Exchange Agent.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR UNREGISTERED NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

Please list below the unregistered notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF UNREGISTERED NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)*	Certificate Number(s) (Attach signed list, if necessary)	Aggregate Principal Amount Tendered (if less than all)**

TOTAL PRINCIPAL AMOUNT OF UNREGISTERED NOTES TENDERED: $

*	Need not be completed by Holders tendering by book-entry transfer.
**	Need not be completed by Holders who wish to tender with respect to all unregistered notes listed. See Instruction 5.

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code No.:

Holders who wish to tender their unregistered notes and (i) whose unregistered notes are not immediately available, or (ii) who cannot deliver their unregistered notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer-Guaranteed Delivery Procedures.”

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of unregistered notes:

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

DTC Book-Entry Account:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Transaction Code No.:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to CSI the principal amount of unregistered notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered notes tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, CSI all right, title and interest in and to the unregistered notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also act as agent of CSI and acts as Trustee under the Indenture for the unregistered notes and the exchange notes) with respect to the tendered unregistered notes with full power of substitution to (i) deliver certificates for such unregistered notes to CSI, or transfer ownership of such unregistered notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, CSI and (ii) present such unregistered notes for transfer on the books of CSI and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered notes tendered hereby and to acquire the exchange notes issuable upon the exchange of the unregistered notes, and that CSI will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by CSI. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange notes issued in exchange for the unregistered notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered notes directly from CSI for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an “affiliate” of CSI within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired by a non-affiliate in the ordinary course of such holder’s business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange notes.

The undersigned Holder represents and warrants that

(a) the exchange notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the exchange notes, whether or not the person is the Holder,

(b) neither the undersigned Holder nor any other recipient of the exchange notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the unregistered notes or exchange notes,

(c) neither the undersigned Holder nor any other recipient is an “affiliate” of CSI within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

(d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with CSI or any “affiliate” of CSI within the meaning of Rule 405 promulgated under the Securities Act to distribute the exchange notes,

(e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange notes for its own account in exchange for unregistered notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange notes received in the Exchange Offer, and

(f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

By acknowledging that you, if you are a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and delivery any additional documents deemed by the Exchange Agent or CSI to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered notes tendered hereby or transfer of ownership of such unregistered notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that CSI reserves the right not to accept tendered unregistered notes from any tendering Holder if CSI determines, in its sole and absolute discretion, that its ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the Exchange Offer, CSI shall be deemed to have accepted validly tendered unregistered notes when, as and if CSI has given oral or written notice thereof to the Exchange Agent. If any tendered unregistered notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged unregistered notes will be returned to the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the “The Exchange Offer-Book-Entry Transfer,” such non-exchanged unregistered notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

The undersigned understands and acknowledges that CSI reserves the right in its sole discretion to purchase or make offers for any unregistered notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption “Exchange Offer-Expiration Date; Extensions; Amendment; Termination,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase unregistered notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

The undersigned understands that tenders of unregistered notes pursuant to the procedures described under the caption “The Exchange Offer-Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and CSI upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered unregistered notes by CSI and the issuance of exchange notes in exchange therefore shall constitute performance in full by CSI of obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the exchange notes, CSI will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

By acceptance of the Exchange Offer, each broker-dealer that receives exchange notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by CSI of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice CSI agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until CSI has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under “Special Registration Instructions,” please issue the certificates representing the exchange notes issued in exchange for the unregistered notes accepted for exchange and return any unregistered notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of unregistered notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the exchange notes issued in exchange for the unregistered notes accepted for exchange and return any unregistered notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the exchange notes issued in exchange for the unregistered notes accepted for exchange and return any unregistered notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that CSI has no obligations pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any unregistered notes from the name of the registered holder(s) thereof if CSI does not accept for exchange any of the unregistered notes so tendered.

Holders who wish to tender the unregistered notes and (1) whose unregistered notes are not immediately available or (2) who cannot deliver their unregistered notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their unregistered notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer-Guaranteed Delivery Procedures.” (See Instruction 1.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT

TO THE GUARANTEED DELIVERY PROCEDURES.

(To Be Completed by All Tendering Holders of Unregistered notes Regardless of Whether Unregistered notes Are Being Physically Delivered Herewith)

This Letter of Transmittal must be signed by the registered Holder(s) of unregistered notes exactly as its (their) name(s) appear(s) on certificate(s) of unregistered notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on its security position listing it as the owner of unregistered notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the unregistered notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to CSI of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not the registered Holder(s) of the unregistered notes, then the registered Holder(s) must sign a valid proxy.

Date:	Date:

Signature of Holder or Authorized Signatory:	Signature of Holder or Authorized Signatory:

Print Name and Capacity:	Print Name and Capacity:

Address (including Zip Code)	Address (including Zip Code)

Tax Identification or Social Security Number:	Tax Identification or Social Security Number:

Area Code and Telephone No.:	Area Code and Telephone No.:

[Complete Substitute Form W-9 below.]

SIGNATURE GUARANTEE

(See Instruction 1 herein)

Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signatures)

(Printed Name)

(Title)

Date:

SPECIAL REGISTRATION INSTRUCTIONS

(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from, that shown in the box entitled “Description of Unregistered notes” within this Letter of Transmittal, or if exchange notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account indicated above.

Name:
(Please Print)
Address:

(Zip Code)

Tax Identification or Social Security Number

(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or to an address different from, that shown in the box entitled “Description of Unregistered notes” within this Letter of Transmittal, or to be credited to an account maintained at DTC other than the account indicated above.

Name:
(Please Print)
Address:

(Zip Code)

Tax Identification or Social Security Number

(See Substitute Form W-9 herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions

of the Exchange Offer and the Solicitation

1. Guarantee of Signatures. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the unregistered notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of unregistered notes) who has not completed the box set forth herein entitled “Special Registration Instructions” or “Special Delivery Instructions” of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

2. Delivery of this Letter of Transmittal and Unregistered notes. Certificates for the physically tendered unregistered notes (or a confirmation of a book-entry transfer to the Exchange Agent at DTC of all unregistered notes tendered electronically), as well as, in the case of physical delivery of unregistered notes, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered unregistered notes, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent’s Message by a DTC participant, to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or unregistered notes should be sent to CSI or DTC.

The Exchange Agent will make a request to establish an account with respect to the unregistered notes at DTC for purposes of the Exchange Offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of unregistered notes by causing DTC to transfer such unregistered notes into the Exchange Agent’s account at DTC in accordance with DTC’s procedures for transfer. However, although delivery of unregistered notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A Holder may tender unregistered notes that are held through DTC by transmitting its acceptance through DTC’s Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and CSI may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 6 of this Letter of Transmittal are true and correct.

Holders who wish to tender their unregistered notes and (i) whose unregistered notes are not immediately available or (ii) who cannot deliver their unregistered notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their unregistered notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC standard operating procedures; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the unregistered notes, the certificate number or numbers of such unregistered notes and the principal amount of unregistered notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the unregistered notes (or a confirmation of electronic mail delivery or book-entry delivery into the Exchange Agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered unregistered notes in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC, must be received by the applicable Exchange Agent within three (3) Business Days after the Expiration Date, all as provided in the Prospectus under the caption “The Exchange Offer-Guaranteed Delivery Procedures.” Any Holder of unregistered notes who wishes to tender his unregistered notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their unregistered notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered notes or this Letter of Transmittal will be determined by CSI in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered notes for exchange. CSI reserves the absolute right to reject any and all unregistered notes or Letter of Transmittal not properly tendered or any tenders CSI’s acceptance of which would, in the opinion of counsel for CSI, be unlawful. CSI also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered notes. CSI’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered notes must be cured within such time as CSI shall determine. Although CSI intends to notify Holders of defects or irregularities with respect to tenders of unregistered notes, none of CSI, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered notes, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of unregistered notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of the unregistered notes should be listed on a separate signed schedule attached hereto.

4. Tender by Holder. Except in limited circumstances, only a registered Holder of unregistered notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the unregistered notes may tender its unregistered notes in the Exchange Offer. Any beneficial owner of unregistered notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its unregistered notes, either make appropriate arrangements to register ownership of the unregistered notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered notes.

5. Partial Tenders; Withdrawals. Tenders of unregistered notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any unregistered notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled “Description of Unregistered notes.” The entire principal amount of unregistered notes delivered to the Exchange Agents will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered notes is not tendered, unregistered notes for the principal amount of unregistered notes not tendered and a certificate or certificates representing exchange notes issued in exchange of any unregistered notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC promptly after the unregistered notes are accepted for exchange.

Except as otherwise provided herein, tenders of unregistered notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of unregistered notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered notes to be withdrawn (the “Depositor”), (2) identify the unregistered notes to be withdrawn (including the certificate number or numbers and principal amount of such unregistered notes, or, in the case of unregistered notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such unregistered notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the unregistered notes register the transfer of such unregistered notes into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by CSI, whose determination shall be final and binding on all parties. Any unregistered notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no exchange notes will be issued with respect thereto unless the unregistered notes so withdrawn are validly re-tendered. Any unregistered notes which have been tendered but which are not accepted for exchange by CSI will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn unregistered notes may be re-tendered by following one of the procedures described in the Prospectus under “The Exchange Offer-Procedures for Tendering” at any time prior to the Expiration Date.

6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the unregistered notes tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered notes without alteration, enlargement or any change whatsoever.

If any of the unregistered notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of unregistered notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of unregistered notes.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered notes) of unregistered notes tendered and the certificate(s) for exchange notes issued in exchange therefore is to be issued (or any untendered principal amount of unregistered notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered unregistered note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the unregistered notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of unregistered notes listed therein, such unregistered notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the unregistered notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the unregistered notes.

If this Letter of Transmittal (or copy hereof) or any unregistered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by CSI, evidence satisfactory to CSI of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on unregistered notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange notes or substitute unregistered notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the unregistered notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. Transfer Taxes. CSI will pay all transfer taxes, if any, applicable to the exchange of unregistered notes pursuant to the Exchange Offer. If, however, certificates representing exchange notes or unregistered notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the unregistered notes tendered hereby, or if tendered unregistered notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of unregistered notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the unregistered notes listed in this Letter of Transmittal.

9. Waiver of Conditions. CSI reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any unregistered notes tendered.

10. Mutilated, Lost, Stolen or Destroyed Unregistered notes. Any tendering Holder whose unregistered notes have been mutilated, lost, stolen or destroyed should contact the applicable Exchange Agent at the address indicated herein for further instruction.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT TAX INFORMATION

The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the unregistered notes. If the unregistered notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYOR’S NAME: CALIFORNIA STEEL INDUSTRIES, INC.

SUBSTITUTE FORM W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) or Employer Identification Number.

Department of the Treasury Internal Revenue Service. Payor’s Request for Taxpayer Identification Number (TIN).

Part 2 – Certification

Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am NOT subject to back-up withholding because: (a) I am exempt from back-up withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

Part 3 – ☐ Check if Awaiting TIN

Sign Here

Certification Instructions- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to back-up withholding because of underreporting interest or dividends on your tax return.

SIGNATURE:                                                       DATE:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE SENIOR SECURITIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtain a Number:

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding:

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency of or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount renewed is not paid in money.

•	Payments made by certain foreign nations.

•	Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest if $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payee.

•	Payments of tax-exempt interest (including exempt-interest dividends in section 852).

•	Payments described in section 6049(b)(5) to non-resident alien.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties:

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —	For this type of account:		Give the SOCIAL SECURITY number of —
1.	An individual’s account	The individual	8.	Sole proprietorship account	The owner (4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)	9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representatives or trustee unless the legal entity itself is not designated in the account title.) (5)

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)	10.	Corporate account	The corporation

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11.	Religious, charitable, or educational organization account	The organization

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12.	Partnership account held in the name of the business	The partnership

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor or incompetent person(3)	13.	Association, club or other tax-exempt organization	The organization

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A Broker or registered nominee	The broker or nominee

	b. So-called trust account that is not a legal or valid trust under State law.	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments.	The public entity

1. List first and circle the name of the person whose number you furnish. 2. Circle the minor’s name and furnish the minor’s Social Security number. 3. Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s Social Security number. 4. Show the name of the Owner. 5. List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Unregistered notes Tendered	Unregistered notes Accepted

Delivery Prepared by:	Checked By:	Date:

The Exchange Agent for the Exchange Offer is:

U.S. Bank

National Association

633 West 5th Street

24th Floor

Los Angeles, CA 90071

Attn: Corporate Trust Services

Telephone: (213) 615-6023

Facsimile: (213) 615-6197

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (213) 615-6023, OR BY FACSIMILE AT (213) 615-6197.

ALL UNREGISTERED NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR UNREGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED NOTES TO DTC PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT AS DESCRIBED HEREIN.